1 D F C s : a n e w c l a s s o f d r u g s b r e a k i n g g r o u n d i n a n t i - v i r a l s a n d o n c o l o g y J u l y 7 , 2 0 2 2

Forward-looking statements

These slides contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

The words “may,” “will,” “estimate,” “plan”, “anticipate,” “expect,” “potential,” “could,” “project,” and similar expressions (including the negative thereof), are intended to identify forward-looking statements. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding Cidara’s research and development efforts; preclinical and clinical development activities; plans, projections and expectations for and the potential effectiveness, safety and benefits of, its product candidates, including rezafungin, CD388, and other candidates from the Cloudbreak platform; Cidara’s ability to successfully commercialize its product candidates directly or through third parties; and potential ability to achieve milestones under its respective collaborations with Mundipharma and Janssen, and receipt of the related milestone payments; and advancement of its strategic plans.

Projections, assumptions and estimates of the future performance of the markets in which Cidara operates are necessarily subject to a high degree of uncertainty and risk, including, Cidara's ability to obtain additional financing; the success and timing of Cidara’s preclinical studies, clinical trials and other research and development activities; receipt of necessary regulatory approvals for development and commercialization, as well as changes to applicable regulatory laws in the United States and foreign countries; changes in Cidara's plans to develop and commercialize its product candidates; Cidara's ability to obtain and maintain intellectual property protection for its product candidates; and the loss of key scientific or management personnel. These and other risks and uncertainties are described more fully in Cidara's Form 10-Q as most recently filed with the United States Securities and Exchange Commission ("SEC“') under the heading “Risk Factors.”

Additional risks and uncertainties may emerge from time to time, and it is not possible for Cidara’s management to predict all risk factors and uncertainties.

These slides are not intended to and do not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

2

Research & Development Day Thursday, July 7, 2022

Rezafungin and Cloudbreak platforms

REZAFUNGIN

- Echinocandin antifungal treatment & prevention
- Positive Phase 3 data
- Expected PDUFA Q1 2023



Product
Indications
IND-Enabling
Phase 1
Phase 2
Phase 3
REZAFUNGIN
Treatment
Candidemia and Invasive Candidiasis
Partnered with Mundipharma (Ex-U.S. and Ex-Japan)
REZAFUNGIN
Prevention
IFD in Blood & Marrow Transplant Patients
Partnered with Mundipharma (Ex-U.S. and Ex-Japan)

CLOUDBREAK

- Novel immunotherapy platform: antiviral & oncology
- Clinical stage (influenza)
- Opportunity to drive future value



Program
Indications
Discovery
Preclinical
IND-Enabling
Phase 1
CD388
Prevention & Treatment
Influenza – Single-Dose ~ 6 months
Partnered with Janssen (Worldwide License)
SARS-CoV-2 DFC
Prevention & Treatment
SARS-CoV-2
ONCOLOGY DFC
Treatment
Solid Tumors

4

Both platforms provide additional ongoing and future value

CIDARA THERAPEUTICS | mundipharma

~$568M Phase 2 data (2019)
REZAFUNGIN

CIDARA THERAPEUTICS | janssen

~$780M Preclinical data (2021)
CLOUDBREAK

5

Both platforms provide additional ongoing and future value

CIDARA THERAPEUTICS | mundipharma

~$568M Phase 2 data (2019)

REZAFUNGIN

PROGRAM: antifungal
RIGHTS: ex-US/Japan

- $30M upfront
- $9M equity investment
- $42M in development support
- $487M clin/reg/comm milestones
- Double-digit royalties in the teens

CIDARA THERAPEUTICS | janssen

~$780M Preclinical data (2021)

CLOUDBREAK

6

Both platforms provide additional ongoing and future value

CIDARA THERAPEUTICS | mundipharma

~$568M Phase 2 data (2019)
REZAFUNGIN

PROGRAM: antifungal
RIGHTS: ex-US/Japan

- $30M upfront
- $9M equity investment
- $42M in development support
- $487M clin/reg/comm milestones
- Double-digit royalties in the teens

CIDARA THERAPEUTICS | janssen

~$780M Preclinical data (2021)
CLOUDBREAK

PROGRAM: influenza DFC
RIGHTS: global

- $27M upfront
- $58M in R&D support
- $695M clin/reg/comm milestones
- Mid to high single digit royalties

7

8 R e z a f u n g i n u p d a t e REZAFUNGIN • Echinocandin antifungal treatment & prevention • Positive Phase 3 data • Expected PDUFA Q1 2023

Rezafungin update

REZAFUNGIN

- Echinocandin antifungal treatment & prevention
- Positive Phase 3 data
- Expected PDUFA Q1 2023

Product	Indications	IND-Enabling	Phase 1	Phase 2	Phase 3
REZAFUNGIN Treatment	Candidemia and Invasive Candidiasis **Partnered with Mundipharma (Ex-U.S. and Ex-Japan)**				
REZAFUNGIN Prevention	IFD in Blood & Marrow Transplant Patients **Partnered with Mundipharma (Ex-U.S. and Ex-Japan)**				

Rezafungin will be commercialized by third parties in US and Japan

- Cidara does not intend to fund commercialization costs
- In discussions for US licensing
- Will explore Japan licensing post NDA approval

9

10 C i d a r a ’ s n e w s t r a t e g i c f o c u s : C l o u d b r e a k D F C p r o g r a m REZAFUNGIN CLOUDBREAK Anti-Fungal Treatment and Prevention Drug Fc Conjugates with broad clinical application

11 To d ay ’s p a n e l m e m b e rs Ezra Cohen, MD Chief of Hematology-Oncology UCSD Perry Nisen, MD, PhD CEO, Quanta Therapeutics

12 T o d a y ’ s p a n e l m e m b e r s Ezra Cohen, MD Chief of Hematology-Oncology UCSD Perry Nisen, MD, PhD CEO, Quanta Therapeutics Leslie Tari, PhD Chief Scientific Officer, Cidara

13 13 A g e n d a Drug Fc Conjugates what they are (and are not) Les Tari, PhD Advantages of DFCs over conventional modalities in Influenza, SARS and oncology Les Tari, PhD Clinical Potential in oncology Perry Nisen, MD, PhD Ezra Cohen, MD

14 C LO U D B R E A K ® c re a t e s a n e w c l a s s o f d r u g c o n j u ga t e s : “ D F C s ” Drug Fc Conjugate

Fc moiety is tailored to to specific indications

Fc MOIETY



Wild type

ANTI-VIRALS



PK extended Fc

- IgG1
- Engineered to enhance FcRn binding
- Improves half-life compared to wt Fc
- Master cell bank established for manufacturing

CANCER



Immune silent Fc

- IgG1 and IgG4
- IgG1 versions mutated to reduce immune effector function
- IgG4 lacks effector function

15

Different types of targeting moieties (TMs) attach to the Fc moiety

Fc MOIETY



ANTI-VIRALS

SMALL MOLECULES

Directed against surface target active sites.

Example: Neuraminidase in CD388.



PEPTIDE FUSIONS

Designed to inhibit protein-protein interactions.

Example: SARS spike-binding/ACE-2 interaction.



16

17 T a r g e t i n g m o i e t i e s a r e d i r e c t e d a g a i n s t v a l i d a t e d t a r g e t s INFLUENZA: neuraminidase CANCER: adenosine-signaling pathway SARS: spike protein ACE-2 receptor interaction

18 Po t e n t i a l D F C a d va n ta g e s

19 19 D F C s a re f u n d a m e n ta l l y d i f fe re n t f ro m A D C s ADC DFC SM Cytotoxin SM drug conjugate Tumor cell

20 20 A D C s e m p l o y m A b s d i re c t e d t o c e l l s u r fa c e e p i t o p e s … DFCTumor cell ADC SM drug conjugate

21 … a n d a re i n t e r n a l i ze d b y c a n c e r c e l l s t o re l e a s e c y t o t ox i c p ay l o a d s DFCTumor cell ADC SM drug conjugate

22 22 DFC SM drug conjugate Tumor cell ADC D F C s i n h i b i t c a t a l y t i c a c t i v i t y o f s u r f a c e e x p o s e d t a r g e t s … CD73 CD73 Tumor cell

23 23 DFC CD73 CD73 SM drug conjugate Tumor cell ADC … a n d a r e i n h e r e n t l y l e s s t o x i c t h a n A D C s Tumor cell

24 24 D F C s c a n a c c o m m o d a t e m u l t i p l e ta rg e t i n g m o i e t i e s ADC DFC SM Cytotoxin SM drug conjugate

25 25 D F C s c a n a c c o m m o d a t e m u l t i p l e t a r g e t i n g m o i e t i e s DFC SM drug conjugate Peptide fusion Peptide fusion SM drug conjugate ADC SM Cytotoxin

DFCs have advantages over small molecule therapeutics



	SM Inhibitors	DFCs[1]
Potency	Single binding pocket, single target	Multivalent binding Multiple targets
Toxicity, Drug-Drug-Interactions (DDIs)	Extra- and intra-cellular compartments	Only in extra-cellular compartment
Oral bioavailability, cell penetration	Lipinski's rules	Fewer constraints, not required for activity
Distribution to compartments outside plasma (e.g., lung)	Potentially limited by cell penetration, properties	Good—dictated by Fc domain

Unlike SMs, DFC optimization can be focused primarily on potency.

1. DFC assessments are based on pre-clinical study results and estimates

26

DFCs have advantages over antibodies





	Monoclonal Antibodies	DFCs
Able to target cryptic sites, small molecule binding pockets	No	Yes
Able to modulate drug-Fc-ratio to increase potency	No	Yes
Able to install 2 or more discrete targeting moieties	Challenging	Multiple Options
Distribution to compartments outside plasma (e.g., lung)	Limited, slow kinetics	High, rapid kinetics

DFCs advantages over mAbs: they're smaller and can target multiple sites

27

28 J a n s s e n c o l l a b o r a t i o n o n C D 3 8 8 D F C

Janssen recognized the shortcomings of the flu vaccine and antibodies

  

	Vaccines	**Monoclonal Antibodies**	**DFCs**
Universal protection: multiple viruses	No	No	Yes
Potential to protect all high risk groups	Low	High	High
Potential for prevention and treatment	No	Limited	Yes
Scale and cost	Attractive	Expensive	Attractive

29

CD388 is in clinical trials for universal influenza prevention

INFLUENZA

	DFCs
Universal protection: all strains	Yes
Potential to protect all high risk groups	High
Potential for prevention and treatment	Yes
Scale and cost	Attractive

CD388 is being developed for universal, season-long flu protection in all patient populations.


Neuraminidase
inhibitor

- Single dose /~4-6 months
- Mutant Fc (attenuated immune engagement, improved PK, and extended duration of action)

30

Data available at https://www.cidara.com/cloudbreak/influenza/ and at https://clinicaltrials.gov/ct2/show/NCT05285137

DFCs designed for "Universal" SARS-2 prevention

SARS-2

	DFCs
Universal protection: multiple viruses	Yes
Potential to protect all high risk groups	High
Potential for prevention and treatment	Yes
Scale and cost	Attractive


Peptide
fusion

- Peptide engineered to maximize antiviral spectrum and *in vivo* stability
- Fc being optimized to tailor for inhaled delivery

31

Targeting the ACE2-spike protein interaction limits viral escape options


SARS-2
Spike protein

In development for treatment and long-term prophylaxis via inhalation

Peptide is being optimized for stability



Peptide has been engineered for compatibility with small molecule conjugation – allows addition of other antivirals

Fc is being optimized to bind respiratory mucosa for inhaled dosing


ACE2 Receptor

32

Cidara's SARS-2 DFC covers all known variants



CTP-A

Delta variant spike protein


BA.1

Mutations in CTP-A binding site

mapped on the delta variant spike
(PDB code 7WBQ)

- observed in all omicron sub-lineages
- observed only in BA.1

33

Potential for universal coverage of all SARS-2 strains



mAb1,2
Cidara DFC3
◀ Higher
POTENCY
Lower ▶
Spike binding IC50 (nM) (ELISA)
0.0
0.1
0.2
0.3
0.4
0.5
Early Variant D614G/B.1
Delta B.1.617.2
Omicron BA.1/B1.1.529
Omicron/BA.2/B.1/B1.1.529
0.07
0.13
0.13
0.21
0.15

1. The mAb control is an anti-SARS-CoV-2 RBD neutralizing IgG1 antibody isolated from a SARS-CoV-2 infected patient that inhibits the SARS-CoV-2 spike/ACE2 interaction with an IC_{50} of 0.98 µg/mL
2. Iketani *et al.* Nature, *604*, 553, 2022
3. Molecule CTP-A

34

Potential for universal coverage of all SARS-2 strains



mAb1,2
Cidara DFC3
◀ Higher
POTENCY
Lower ▶
Spike binding IC50 (nM) (ELISA) 0.0
0.5
1.0
2.0
3.0
4.0
5.0
6.0
Early Variant D614G/B.1
Delta B.1.617.2
0.15
5.93
Omicron BA.1/B1.1.529
Omicron/BA.2/B.1/B1.1.529

1. The mAb control is an anti-SARS-CoV-2 RBD neutralizing IgG1 antibody isolated from a SARS-CoV-2 infected patient that inhibits the SARS-CoV-2 spike/ACE2 interaction with an IC_{50} of 0.98 μg/mL
2. Iketani *et al.* Nature, *604*, 553, 2022
3. Molecule CTP-A

35

Potential for universal coverage of all SARS-2 strains



mAb1,2
Cidara DFC3
◀ Higher POTENCY Lower ▶
Spike binding IC50 (nM) (ELISA) 0.0
0.1
0.2
0.3
0.4
0.5
Early Variant D614G/B.1
0.07
0.13
Delta B.1.617.2
0.13
0.21
Omicron BA.1/B1.1.529
0.15
Omicron/BA.2/B.1/B1.1.529
0.14
0.47

1. The mAb control is an anti-SARS-CoV-2 RBD neutralizing IgG1 antibody isolated from a SARS-CoV-2 infected patient that inhibits the SARS-CoV-2 spike/ACE2 interaction with an IC_{50} of 0.98 µg/mL
2. Iketani *et al.* Nature, *604*, 553, 2022
3. Molecule CTP-A

36

Spike-binding data is supported by *in vivo* efficacy

Lung burden 4 days post-infection

Intranasal dosing Omicron BA.1/B1.1.529, in Syrian Hamsters
1mg dose, 6 hrs prior to infection



SARS-CoV-2 (PFU/g)
10^6
10^5
10^4
10^3
10^2
10^1
p = 0.0152
LOD
Control
Cidara DFC

37

37

SARS-'Flu DFCs could protect against the two major respiratory viruses

SARS-'FLU

	DFCs
Universal protection: multiple viruses	Yes
Potential to protect all high risk groups	High
Potential for prevention and treatment	Yes
Scale and cost	Attractive

Flu and SARS clinically present the same way. Prevention or early treatment with DFCs could dramatically reduce the incidence of severe disease.



38

39 I m m u n e c h e c k p o i n t p a t h w ay s

Fewer than 15% of patients respond to checkpoint monotherapies[1]



T-Cell
Tumor Cell
Interaction silences T-cell
PD-1
PD-L1
Several inhibitors on market.
E.g., Keytruda binds PD-1

40

1. Haslam and Prasad,. *JAMA Netw Open.* 2019;2(5):e192535. doi:10.1001/jamanetworkopen.2019.2535

40

Fewer than 15% of patients respond to checkpoint monotherapies[1]


T-Cell
$A_{2A}R$ receptor
Interaction silences T-cell
PD-1
PD-L1
Several inhibitors on market. E.g., Keytruda binds PD-1
Tumor Cell
CD73
Adenosine
Dampens immune response
Several inhibitors in development
T-Cell
$A_{2A}R$ receptor

1. Haslam and Prasad,. *JAMA Netw Open.* 2019;2(5):e192535. doi:10.1001/jamanetworkopen.2019.2535

41

41

42 D i s c u s s i o n

DFCs have the potential to augment PD-1/PD-L1 therapies


T-Cell
Tumor Cell
T-Cell
A2AR receptor
Interaction silences T-cell
PD-1
PD-L1
Several inhibitors on market. E.g., Keytruda binds PD-1
CD73
Adenosine
Dampens immune response
Several inhibitors in development
A2AR receptor

43
43

DFCs have the potential to augment PD-1/PD-L1 therapies


T-Cell
Tumor Cell
T-Cell
$A_{2A}R$ receptor
Interaction silences T-cell
PD-1
PD-L1
Several inhibitors on market.
E.g., Keytruda binds PD-1.
Adenosine
CD73
$A_{2A}R$ receptor
DFC
CD73
CD73

44

44

DFCs have the potential to augment PD-1/PD-L1 therapies


T-Cell
Tumor Cell
T-Cell
A2AR receptor
Interaction silences T-cell
PD-1
PD-L1
Several inhibitors on market.
E.g., Keytruda binds PD-1
CD73
Adenosine
A2AR receptor
DFC
A2AR
A2AR

45

45

CD73 DFCs demonstrate robust anti-tumor activity in mouse models

Tumor Volume, Day 12[1]


Tumor volume (mm³)
2500
2000
1500
1000
500
0
Vehicle
Positive control²

1. Mouse syngeneic model with a colon tumor cell line (CT26). Scatter plot of individual animals on Day 12 post-treatment (N=9-10).

2. Small molecule AB680 in clinical trials

46

46

CD73 DFCs demonstrate robust anti-tumor activity in mouse models

Tumor Volume, Day 12[1]



Tumor volume (mm³)
2500
2000
1500
1000
500
0
Vehicle
Positive control²
Cidara DFC³

1. Mouse syngeneic model with a colon tumor cell line (CT26). Scatter plot of individual animals on Day 12 post-treatment (N=9-10).
2. Small molecule AB680 in clinical trials
3. Molecule CBO-A

47

47

48 C D 7 3 D F C s d e m o n s t r a t e r o b u s t a n t i - t u m o r a c t i v i t y i n m o u s e m o d e l s Positive control2Vehicle Cidara DFC3 2. Small molecule AB680 in clinical trials 3. Molecule CBO-A 1. Mouse syngeneic model with a colon tumor cell line (CT26). Scatter plot of individual animals on Day 12 post-treatment (N=9-10). Tumor Volume, Day 121 0 2 4 6 8 10 12Days Positive control Cidara DFC Dose (mg/kg) Dose (mg/kg) DOSING (IP Injection) 30 30 30 30 30 30 30 30 30 30 30 30 20 20 20 20 20 20

49 49 C D 7 3 D F C s d e m o n s t r a t e r o b u s t a n t i - t u m o r a c t i v i t y i n m o u s e m o d e l s Positive control2Vehicle Cidara DFC3 2. Small molecule AB680 in clinical trials 3. Molecule CBO-A 1. Mouse syngeneic model with a colon tumor cell line (CT26). Scatter plot of individual animals on Day 12 post-treatment (N=9-10). Dose µMoles 0 1 Tumor Volume, Day 121 0 2 4 6 8 10 12Days Positive control Cidara DFC Dose (mg/kg) Dose (mg/kg) DOSING (IP Injection) 30 30 30 30 30 30 30 30 30 30 30 30 20 20 20 20 20 20

50 50 C D 7 3 i n h i b i t o r s a u g m e n t P D - 1 i n h i b i t o r a c t i v i t y 0 21 Tumor cells injected 9 10 15 205 Day 9: ~75 mm3 tumors Day 21: >2000 mm3 tumors

51 51 C D 7 3 i n h i b i t o r s a u g m e n t P D - 1 i n h i b i t o r a c t i v i t y 21Tumor Volume, Day 21 Vehicle 15 20 Day 21: >2000 mm3 tumors

52 52 C D 7 3 i n h i b i t o rs a u g m e n t P D - 1 i n h i b i t o r a c t i v i t y 21Tumor Volume, Day 21 Vehicle 15 20 Day 21: >2000 mm3 tumors PD-1 mAb

53 53 C D 7 3 i n h i b i t o r s a u g m e n t P D - 1 i n h i b i t o r a c t i v i t y 21Tumor Volume, Day 21 Vehicle 15 20 Day 21: >2000 mm3 tumors PD-1 mAb CD73 DFC alone

54 54 C D 7 3 i n h i b i t o r s a u g m e n t P D - 1 i n h i b i t o r a c t i v i t y 21Tumor Volume, Day 21 Vehicle 15 20 PD-1 mAb CD73 DFC alone CD73 DFC+ PD-1 mAb

Oncology DFC programs are advancing rapidly



SOLID TUMOR PROGRAMS



2022
Q2
Q3
Q4
2023
Q2
Q3
Q4
CD73
CD73 / $A_{2A}R$
PD-1/PD-L1
Dis
Pre
IND
Ph1

Combination DFCs will be evaluated and added to the pipeline in 2022 as guided by data

Dis: Discovery
Pre: Preclinical
IND: IND enabling
Ph1: Phase one

55

How can Cidara succeed in the crowded space of immuno-oncology?



FOCUS: ADENOSINE PATHWAY

- Relatively limited competition
- Improve outcomes either alone or combined with existing agents
- Opportunity to create highly potent and safe “single molecule cocktails”



56
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57 D i s c u s s i o n